UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 13, 2023

(Date of Report)

COYNI, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-22711	76-0640970
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

5 Independence Way, Suite 300, Princeton, NJ 08540
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(609) 514-5136
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 4.01         CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 16, 2023, MaloneBailey, LLP (“MaloneBailey”) informed Coyni, Inc. f/k/a Logicquest Technology, Inc. (the “Company”) that it would not stand for re-election as the Company’s independent accountant for the audit of the Company’s financial statements for the fiscal year ending December 31, 2023. MaloneBailey’s service for the Company was completed as of July 12, 2023, as the Company retained a new independent accountant, as discussed below. MaloneBailey did not issue any adverse opinion, qualified or modified opinion, or other similar opinion as defined in Item 304(a)(1)(ii) of Regulation S-K (17 CFR § 229.304(a)(1)(ii)) except for an explanatory paragraph regarding existence of substantial doubt about the Company’s ability to continue as a going concern in the reports for the years ended December 31, 2022 and 2021. The Board of Directors did not participate in the decision to change auditors.

During our two most recent fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through July 12, 2023, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during the same period, the Company represents that there are no instances of reportable events identified in Item 304(a)(1)(v) of Regulation S-K.

MaloneBailey was provided with a copy of the disclosures provided herein before the filing of this Form 8-K as required pursuant to Item 304(a)(3). MaloneBailey’s letter responding to these disclosures is attached hereto as an Exhibit.

On or about July 12, 2023, the Company engaged Simon & Edward LLP (“S&E”) to serve as the Company’s new independent accountant to audit and review the Company’s financial statements, beginning with the quarterly report on Form 10-Q for the second quarter of 2023. The Company represents that there have been no events or interactions within the meaning of Item 394(a)(2)(i) or (ii) that are required to be disclosed herein.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

16.1	MaloneBailey Correspondence
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYNI, INC.

By:	/s/ Ben Errez
Ben Errez
Chief Executive Officer

Dated: July 13, 2023